Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Bridgecrest Acceptance Corporation (the “Company”)
Wells Fargo Securities, LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
(together, the “Specified Parties”)

Re: DT Auto Owner Trust 2019-4 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “1. Statistical - 2019-4 Randomly Selected $500M 08-31-19.xlsx” (the “Data File”), provided by the Company on September 9, 2019, containing certain information related to 29,009 automobile retail installment sale contracts secured by used automobiles, light duty trucks, vans and minivans (“Auto Loans”) as of August 31, 2019, which we were informed are intended to be included as collateral in the offering by DT Auto Owner Trust 2019-4. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts, percentages, and numbers of months were within $1.00, 0.01%, and 0.01 months, respectively.

•	The term “Title Document” means a scanned image of the Certificate of Title, Lien Entry Form, Lien and Title Information Report, Lien Holder Release Form, Notice of Security Interest Filing, Title Lien Statement, or Vintek Lien, Title Information Report, and/or Registration Documents.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “Insurance Document” means a scanned image of the Agreement to Provide Insurance, Auto Memorandum of Insurance, Certificate of Insurance, Confirmation of Insurance Form, Evidence of Insurance Form, Evidence of Liability Insurance, Financial Responsibility Identification Card, Insurance Affidavit, Insurance Application, Insurance Binder Form, Insurance Card, Insurance Declaration Form, Insurance Endorsement, Insurance Summary, Insurance Verification Form, Notice of Reinstatement, Policy Change Declaration, Statement of Coverage, Verbal Verification of Insurance Coverage, Verification of Coverage, Verification of Insurance Form., or screenshot from the Company’s Insurance Verification system.

•	The term “Vision” means the Company’s loan servicing module within the Company’s Integrated Operation System.

•	The term “Global Search System” means the Company’s internal document management/storage system.

•	The term “Loan File” means some or all of the following documents: Installment Sale Contract, Title Document, Credit Application, and Insurance Document furnished by the Company, which was represented by the Company to be either the original Loan File, a copy of the original Loan File, and/or electronic records contained within the Global Search System, and screens from Vision. We make no representation regarding the validity or accuracy of these documents or the execution of the Installment Sale Contract by the borrower.

A.	The Company instructed us to select a random sample of 150 Auto Loans from the Data File (the “Selected Auto Loans”). A listing of the Selected Auto Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Auto Loans we were instructed to randomly select from the Data File.

B.	For each of the Selected Auto Loans, we compared or recomputed the specified attributes listed below contained in the Data File to or using the corresponding information contained in the Loan File. The Specified Parties indicated that the absence of any of the specified documents in the Loan File or the inability to agree the indicated information from the Data File to the Loan File for each of the specified attributes, utilizing instructions provided by the Company, as applicable, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attribute	Loan File/Company’s Instructions
Borrower Name

Installment Sale Contract, information in the “Account Info” screen, or in the “Buyer Information” screen from Vision

For Selected Auto Loan #48, we observed that the borrower’s first name in the Data File was misspelled due to the exclusion of one letter. We were instructed by the Company to not consider this an exception.

Original Amount Financed	Installment Sale Contract
Original Term	Installment Sale Contract. We were instructed by the Company to recompute the Original Term using the First Payment Date and the Original Maturity Date appearing in the Installment Sale Contract
Scheduled Monthly Payment	Installment Sale Contract or the “Reg. Payment” information in the “Account Summary” screen from Vision. For Selected Auto Loans with a payment frequency other than “monthly” as shown in the “Payment Schedule” section of the Installment Sale Contract, we were instructed by the Company to recompute the Scheduled Monthly Payment using (i) the amount of each payment stated in the “Payment Schedule” section of the Installment Sale Contract or in the “Account Summary” screen from Vision, and (ii) the payment frequency stated in the “Frequency” section of the Installment Sale Contract or in the “Account Summary” screen from Vision.

Annual Percentage Rate (“APR”)	Installment Sale Contract or APR information in the “Account Summary” screen from Vision
New vs. Used	Installment Sale Contract
Origination Date	Installment Sale Contract
First Payment Date	Installment Sale Contract
Original Maturity Date	Installment Sale Contract
Borrower’s State	Installment Sale Contract or information in the “Customer Information” screen from Vision

C.	In addition to the procedures described above, for each Selected Auto Loan, we observed the presence of the following in the Loan File:

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s).

•	Title Document. We were instructed by the Company to observe that “Bridgecrest Acceptan,” “Bridgecrest Acceptance,” “Bridgecrest Accep Corp,” “Bridgecrest Acceptance Corp,” “Bridgecrest Acceptance Corporation,” “Bridgecrest Accpt Corp,” “DriveTime,” “DriveTime Acceptance Corporation,” “DriveTime Car Sales,” “DT Acceptance Corp,” or “DT Acceptance Corporation” appeared in the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

For Selected Auto Loan #74, the Company notified us that the Registration Documents have been sent to the Department of Motor Vehicles (“DMV”), but the DMV has not yet completed its review. The Company provided us with electronic copies of the Registration Documents that were submitted to the DMV. This is not considered an exception.

•	Proof of Insurance Policy. The Company informed us that an Insurance Document listing an insurance company name was acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (within the Installment Sale Contract).

The information regarding the Selected Auto Loans was found to be in agreement with the respective information contained in the Loan Files. There were no conclusions that resulted from our procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the Loan Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Auto Loans, (ii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Auto Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Auto Loans being securitized, (iii) the compliance of the originator of the Auto Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Auto Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA

October 7, 2019

Exhibit A

The Selected Auto Loans

Selected Auto Loan Number	Auto Loan Number	Selected Auto Loan Number	Auto Loan Number	Selected Auto Loan Number	Auto Loan Number

1	2019-04-001	51	2019-04-051	101	2019-04-101
2	2019-04-002	52	2019-04-052	102	2019-04-102
3	2019-04-003	53	2019-04-053	103	2019-04-103
4	2019-04-004	54	2019-04-054	104	2019-04-104
5	2019-04-005	55	2019-04-055	105	2019-04-105
6	2019-04-006	56	2019-04-056	106	2019-04-106
7	2019-04-007	57	2019-04-057	107	2019-04-107
8	2019-04-008	58	2019-04-058	108	2019-04-108
9	2019-04-009	59	2019-04-059	109	2019-04-109
10	2019-04-010	60	2019-04-060	110	2019-04-110
11	2019-04-011	61	2019-04-061	111	2019-04-111
12	2019-04-012	62	2019-04-062	112	2019-04-112
13	2019-04-013	63	2019-04-063	113	2019-04-113
14	2019-04-014	64	2019-04-064	114	2019-04-114
15	2019-04-015	65	2019-04-065	115	2019-04-115
16	2019-04-016	66	2019-04-066	116	2019-04-116
17	2019-04-017	67	2019-04-067	117	2019-04-117
18	2019-04-018	68	2019-04-068	118	2019-04-118
19	2019-04-019	69	2019-04-069	119	2019-04-119
20	2019-04-020	70	2019-04-070	120	2019-04-120
21	2019-04-021	71	2019-04-071	121	2019-04-121
22	2019-04-022	72	2019-04-072	122	2019-04-122
23	2019-04-023	73	2019-04-073	123	2019-04-123
24	2019-04-024	74	2019-04-074	124	2019-04-124
25	2019-04-025	75	2019-04-075	125	2019-04-125
26	2019-04-026	76	2019-04-076	126	2019-04-126
27	2019-04-027	77	2019-04-077	127	2019-04-127
28	2019-04-028	78	2019-04-078	128	2019-04-128
29	2019-04-029	79	2019-04-079	129	2019-04-129
30	2019-04-030	80	2019-04-080	130	2019-04-130
31	2019-04-031	81	2019-04-081	131	2019-04-131
32	2019-04-032	82	2019-04-082	132	2019-04-132
33	2019-04-033	83	2019-04-083	133	2019-04-133
34	2019-04-034	84	2019-04-084	134	2019-04-134
35	2019-04-035	85	2019-04-085	135	2019-04-135
36	2019-04-036	86	2019-04-086	136	2019-04-136
37	2019-04-037	87	2019-04-087	137	2019-04-137
38	2019-04-038	88	2019-04-088	138	2019-04-138
39	2019-04-039	89	2019-04-089	139	2019-04-139
40	2019-04-040	90	2019-04-090	140	2019-04-140
41	2019-04-041	91	2019-04-091	141	2019-04-141
42	2019-04-042	92	2019-04-092	142	2019-04-142
43	2019-04-043	93	2019-04-093	143	2019-04-143
44	2019-04-044	94	2019-04-094	144	2019-04-144
45	2019-04-045	95	2019-04-095	145	2019-04-145
46	2019-04-046	96	2019-04-096	146	2019-04-146
47	2019-04-047	97	2019-04-097	147	2019-04-147
48	2019-04-048	98	2019-04-098	148	2019-04-148
49	2019-04-049	99	2019-04-099	149	2019-04-149
50	2019-04-050	100	2019-04-100	150	2019-04-150

Note:	The Company has assigned a unique Loan ID number to each Auto Loan in the Data File. The Auto Loan Numbers referred to in this Exhibit are not the Borrower Loan ID numbers.